UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 23, 2025
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Corpay, Inc.
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(Exact name of registrant as specified in its charter)
  _______________________________________________________

Delaware	001-35004	72-1074903
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3280 Peachtree Road, Suite 2400	Atlanta	30305
(Address of principal executive offices)	GA	(Zip Code)
Registrant’s telephone number, including area code: (770) 449-0479
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock	CPAY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Rule 2.7 Announcement

On July 23, 2025, Corpay, Inc. (“Corpay”) announced (the “Rule 2.7 Announcement”) pursuant to Rule 2.7 of the United Kingdom City Code on Takeovers and Mergers (the “Code”) a firm intention to make a cash offer (the “Offer”) to acquire the entire issued and to be issued ordinary share capital of Alpha Group International plc (“Alpha”) (the “Acquisition”). The Acquisition is intended to be implemented by means of a court-sanctioned scheme of arrangement (the “Scheme”) under Part 26 of the United Kingdom Companies Act 2006. Capitalized terms used in this Form 8-K have the meanings given to them in the Rule 2.7 Announcement.

Under the terms of the Scheme, Alpha shareholders will be entitled to receive £42.50 per share in cash for each Alpha share it holds, which implies an enterprise value of approximately £1.6 billion.

Completion of the Acquisition is conditioned on (1) approval of the Scheme by the relevant Alpha shareholders by a majority in number of Alpha shareholders also representing not less than 75% in value of the Alpha shares, in each case present and voting, either in person or by proxy, at the Alpha shareholders’ Court Meeting ; (2) the sanction of the Scheme by the Court; and (3) other customary regulatory approvals and conditions (the “Conditions”). The Offer is subject to termination if not completed by 11:59 pm (London time) on May 23, 2026 (or such later date (if any) as Corpay and Alpha may agree with the consent of the United Kingdom Panel on Takeovers and Mergers (the “Panel”), subject to Court approval (if required)) (the “Long Stop Date”).

Subject to the satisfaction or waiver of the Conditions, it is expected that the Acquisition will be completed during the fourth quarter of 2025.

Co-Operation Agreement

On July 23, 2025, Corpay and Alpha entered into a co-operation agreement (the “Co-operation Agreement”), pursuant to which, among other things, Corpay has agreed to use all reasonable efforts to satisfy certain regulatory approval Conditions as soon as reasonably practicable and, in any event, in sufficient time to allow the Effective Date to occur by the Long Stop Date.

Under the terms of the Co-operation Agreement, Alpha and Corpay currently intend to implement the Acquisition by way of the Scheme. The Co-operation Agreement permits Corpay in certain circumstances to switch from a Scheme to a takeover offer under the Companies Act. The Co-operation Agreement records Alpha's expectation and intention that the Court Meeting and General Meeting will be held on September 2, 2025.

The Co-operation Agreement may be terminated under customary circumstances, including, among other things, if the Acquisition is withdrawn or lapses, if the Acquisition does not complete before the Long Stop Date, at Corpay's election, if the directors of Alpha withdraw or modify their recommendation of the Acquisition, if there is a competing proposal, if the Scheme is not approved by Alpha shareholders or sanctioned by the Court, or otherwise as agreed between Alpha and Corpay.

Irrevocable Undertakings

On July 23, 2025, each member of the board of directors of Alpha who hold shares and Morgan Tillbrook delivered to Corpay an irrevocable undertaking to vote their Alpha shares in favor of the Scheme. The undertakings represent an aggregate of 5,849,180 Alpha shares, or approximately 13.83% of Alpha’s outstanding shares as of July 23, 2025 and will remain in effect if Corpay elects to effect the Acquisition by way of a takeover offer.

Financing of the Acquisition

On July 23, 2025, Corpay entered into a bridge term loan credit agreement with BOFA Securities, Inc., Barclays Bank PLC and JPMorgan Chase Bank, N.A., pursuant to which, among other things, those lenders have committed to provide debt financing, consisting of a £1.875 billion bridge facility (the “Bridge Facility”), to fund the Cash Consideration payable pursuant to the Acquisition and to finance costs and expenses in connection with the Acquisition. The obligation of the lenders to provide the financing contemplated by the Bridge Facility is subject to a number of customary conditions.

The foregoing summaries of the Rule 2.7 Announcement and Co-Operation Agreement are subject to, and qualified in their entirety by, the text of the Rule 2.7 Announcement and Co-Operation Agreement, which are filed as Exhibits 2.1 and 10.1 hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the financing of the Acquisition set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure.

On July 23, 2025, Corpay issued a press release announcing the Acquisition. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

2.1	Rule 2.7 Announcement, dated July 23, 2025.

10.1	Co-operation Agreement, dated July 23, 2025, by and between Corpay and Alpha.

99.1	Corpay, Inc. press release dated July 23, 2025.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corpay, Inc.

July 23, 2025	By: /s/ Daniel S. Fishbein
Daniel S. Fishbein
General Counsel